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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  JULY 30, 2003





                                 TRANSPRO, INC.
             (Exact name of Registrant as specified in its charter)


          DELAWARE                       1-13894                 34-1807383
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)


                  100 Gando Drive, New Haven, Connecticut 06513
          (Address of principal executive offices, including zip code)


                                 (203) 401-6450
              (Registrant's telephone number, including area code)








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Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits - The following exhibit is filed as part of this report:

99.1 Press Release dated July 30, 2003


Item 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION
          On July 30, 2003, Transpro, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 announcing information regarding its results of operations and financial condition for the second quarter and first six months of 2003.






                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 TRANSPRO, INC.


Date: July 31, 2003              By: /s/ Richard A. Wisot
                                     -----------------------------------
                                     Richard A. Wisot
                                     Vice President, Treasurer, Secretary,
                                     and Chief Financial Officer